CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
      REQUIRED BY RULE 13A - 14(B) OR RULE 15D - 14(B) AND 18 U.S.C. 1350

     In connection with the Quarterly Report of Alloy steel International Inc on Form 10-QSB for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gene Kostecki, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           By: /s/ Gene Kostecki
                                               -------------------------------
                                               Gene Kostecki
                                               Chief Executive Officer
                                               February 23, 2004


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